 EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of American Sierra Gold Corp. (the “Company”) on Form 10-Q for the period ended January 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Wayne Gruden, Chief Executive Officer, and Johannes Petersen, Chief Financial Officer, on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

 1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: March 22, 2010	/s/ Wayne Gruden
Wayne Gruden
Chief Executive Officer

Date: March 22, 2010	/s/ Johannes Petersen
Johannes Petersen
Chief Financial Officer